UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2020

WESTERN ASSET

INTERMEDIATE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2020

II	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund, as estimated by the Fund’s subadviser, is expected to range within 20% of the duration of its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Indexiii.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted mixed results over the twelve-month reporting period ended May 31, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors,

Western Asset Intermediate Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)iv, ongoing trade conflicts and a number of geopolitical issues.

Both short-and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.95% — the high for the period — and ended the period at 0.16%. The yield for the two-year Treasury note experienced a low for the period of 0.13% on May 17, 2020. The yield for the ten-year Treasury began the reporting period at 2.14% and ended the period at 0.65%. The yield for the ten-year Treasury peaked at 2.15% on June 10 and June 11, 2019, and the low for the period of 0.58% occurred on April 21, 2020. All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 9.42% for the twelve months ended May 31, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We meaningfully increased the Fund’s investment-grade corporate bond exposure, particularly during the months of March and April 2020, as we saw significant spread widening. Additionally, the Fund added long-dated Treasury Inflation-Protected Securities (“TIPS”)vi exposure as breakeven inflation rates fell. During the COVID-crisis period, breakeven rates began to imply extremely low inflation expectations (approximately 1%) for the next 30 years, which we believed were overdone.

During the reporting period, U.S. Treasury futures, Eurodollar future and options on both U.S. Treasury futures and Eurodollar futures were used to manage the Fund’s exposure to interest rate risk. These instruments detracted from performance in aggregate. Credit index swaps (CDX) were used to manage the Fund’s corporate bond exposure. In aggregate, they were additive for results.

Performance review

For the twelve months ended May 31, 2020, Class I shares of Western Asset Intermediate Bond Fund returned 6.91%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, returned 7.60% for the same period. The Lipper Core Plus Bond Funds Category Averagevii returned 7.55% over the same time frame.

Performance Snapshot as of May 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	3.44%	6.47%
Class C	3.08%	5.76%
Class R	3.40%	6.18%
Class I	3.70%	6.91%
Class IS	3.67%	6.93%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	4.76%	7.60%
Lipper Core Plus Bond Funds Category Average	3.83%	7.55%

2	Western Asset Intermediate Bond Fund 2020 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2020 for Class A, Class C, Class R, Class I and Class IS shares were 0.79%, 0.20%, 0.68%, 1.24% and 1.36%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been -0.19%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.85%, 1.57%, 1.34%, 0.54% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense

Western Asset Intermediate Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s largest contributor to performance during the reporting period was its investment-grade corporate bond exposure. Throughout the reporting period the Fund maintained an overweight position in the sector, which it added to during the months marked by the escalation of the pandemic. As discussed, the Fund adding to corporate credit at wider spread levels during the months of March and April 2020, ultimately benefitted performance, as their spreads subsequently tightened.

Among the Fund’s other contributors to performance were its rates positioning. Having a duration that was longer than that of the benchmark during part of the reporting period was rewarded as rates moved lower across the yield curveviii. As the reporting period progressed, the Fund moved to an overweight duration position at the very front-end of the yield curve, which was rewarded as the Fed continued to cut rates.

Q. What were the leading detractors from performance?

A. The Fund’s exposures to structured product, which includes non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities meaningfully detracted from performance during the reporting period. These positions had a large negative impact on results as their spreads materially widened during the early months of 2020. In addition, these securities faced additional pricing pressure due to forced selling by leveraged investors.

Elsewhere, an allocation to TIPS was a headwind for results as breakeven inflation rates fell over the reporting period. The Fund’s exposure to U.S. dollar-denominated emerging markets debt was an additional detractor. In particular, the Fund’s allocations to U.S. dollar-denominated corporates and sovereigns detracted from returns as their spreads widened during the reporting period.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 30, 2020

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including

4	Western Asset Intermediate Bond Fund 2020 Annual Report

currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 53 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2020 were: Financial (17.5%), Energy (5.7%), Health Care (3.6%), Consumer Staples (3.1%) and Communication Services (3.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Intermediate Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 311 funds for the six-month period and among the 306 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Intermediate Bond Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and May 31, 2019 and does not include derivatives such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

Western Asset Intermediate Bond Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2019 and held for the six months ended May 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.44%	$1,000.00	$1,034.40	0.90%	$4.58	Class A	5.00%	$1,000.00	$1,020.50	0.90%	$4.55
Class C	3.08	1,000.00	1,030.80	1.58	8.02	Class C	5.00	1,000.00	1,017.10	1.58	7.97
Class R	3.40	1,000.00	1,034.00	1.15	5.85	Class R	5.00	1,000.00	1,019.25	1.15	5.81
Class I	3.70	1,000.00	1,037.00	0.56	2.85	Class I	5.00	1,000.00	1,022.20	0.56	2.83
Class IS	3.67	1,000.00	1,036.70	0.44	2.24	Class IS	5.00	1,000.00	1,022.80	0.44	2.23

8	Western Asset Intermediate Bond Fund 2020 Annual Report

[1]	For the six months ended May 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset Intermediate Bond Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/20	6.47%	5.76%	6.18%	6.91%	6.93%
Five Years Ended 5/31/20	3.23	2.54	3.01	3.65	3.73
Ten Years Ended 5/31/20	N/A	N/A	N/A	4.00	4.05
Inception* through 5/31/20	2.94	2.24	2.70	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/20	1.92%	4.76%	6.18%	6.91%	6.93%
Five Years Ended 5/31/20	2.33	2.54	3.01	3.65	3.73
Ten Years Ended 5/31/20	N/A	N/A	N/A	4.00	4.05
Inception* through 5/31/20	2.38	2.24	2.70	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/20)	26.38%
Class C (Inception date of 4/30/12 through 5/31/20)	19.64
Class R (Inception date of 4/30/12 through 5/31/20)	24.05
Class I (5/31/10 through 5/31/20)	47.99
Class IS (5/31/10 through 5/31/20)	48.78

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

10	Western Asset Intermediate Bond Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Barclays Intermediate U.S. Government/ Credit Index† — May 2010 - May 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Intermediate Bond Fund 2020 Annual Report	11

Schedule of investments

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 43.0%
Communication Services — 2.5%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Senior Notes	3.400%	5/15/25	$1,070,000	$1,156,604
AT&T Inc., Senior Notes	4.250%	3/1/27	580,000	651,920
AT&T Inc., Senior Notes	2.300%	6/1/27	790,000	802,802
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	2,270,000	2,683,030
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	840,000	959,790
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	815,299
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	559,000	619,667
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	300,000	323,294
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	140,000	152,666
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	484,000	578,153
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	360,000	418,686
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	30,000	35,333
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	110,000	136,015
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	190,000	255,769
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	160,000	196,608
Total Diversified Telecommunication Services				9,785,636
Entertainment — 0.0%
Walt Disney Co., Senior Notes	3.000%	9/15/22	170,000	178,381
Media — 1.2%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	300,000	300,019
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,930,000	5,640,678
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	170,000	189,943

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	3.375%	2/15/25	$280,000	$310,972
Comcast Corp., Senior Notes	3.100%	4/1/25	30,000	32,831
Comcast Corp., Senior Notes	3.950%	10/15/25	1,910,000	2,190,180
Comcast Corp., Senior Notes	3.150%	3/1/26	330,000	365,723
Comcast Corp., Senior Notes	4.150%	10/15/28	1,520,000	1,802,439
Comcast Corp., Senior Notes	3.400%	4/1/30	290,000	330,043
Comcast Corp., Senior Notes	3.250%	11/1/39	210,000	230,916
Comcast Corp., Senior Notes	3.750%	4/1/40	50,000	57,268
Comcast Corp., Senior Notes	4.700%	10/15/48	60,000	78,399
Comcast Corp., Senior Notes	3.450%	2/1/50	150,000	168,048
Fox Corp., Senior Notes	4.030%	1/25/24	170,000	187,076
Fox Corp., Senior Notes	4.709%	1/25/29	340,000	398,198
Total Media				12,282,733
Wireless Telecommunication Services — 0.4%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	446,250	448,898	(a)
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	490,000	526,456	(a)
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	90,000	96,857	(a)
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	1,120,000	1,217,698	(a)
Vodafone Group PLC, Senior Notes	3.750%	1/16/24	1,990,000	2,166,227
Total Wireless Telecommunication Services				4,456,136
Total Communication Services				26,702,886
Consumer Discretionary — 2.0%
Automobiles — 0.4%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	80,000	80,362	(a)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	800,000	804,500
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	186,940
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	160,000	159,888
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	520,000	522,439
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	880,000	881,827
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	1,230,000	1,227,725
Total Automobiles				3,863,681
Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	540,000	524,169
McDonald’s Corp., Senior Notes	3.350%	4/1/23	800,000	861,741

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	13

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
McDonald’s Corp., Senior Notes	3.300%	7/1/25	$320,000	$353,820
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	81,540
McDonald’s Corp., Senior Notes	3.700%	1/30/26	100,000	112,128
McDonald’s Corp., Senior Notes	3.500%	3/1/27	560,000	626,604
McDonald’s Corp., Senior Notes	3.800%	4/1/28	650,000	748,149
McDonald’s Corp., Senior Notes	3.600%	7/1/30	240,000	272,317
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	65,975
McDonald’s Corp., Senior Notes	4.200%	4/1/50	510,000	609,472
Sands China Ltd., Senior Notes	4.600%	8/8/23	1,520,000	1,586,424
Sands China Ltd., Senior Notes	5.125%	8/8/25	430,000	453,927
Total Hotels, Restaurants & Leisure				6,296,266
Household Durables — 0.0%
Newell Brands Inc., Senior Notes	4.350%	4/1/23	198,000	204,435
Newell Brands Inc., Senior Notes	4.700%	4/1/26	10,000	10,403
Total Household Durables				214,838
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	2,080,000	2,364,399
Amazon.com Inc., Senior Notes	4.250%	8/22/57	60,000	83,648
Total Internet & Direct Marketing Retail				2,448,047
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	2.500%	4/15/27	2,970,000	3,238,297
Home Depot Inc., Senior Notes	3.300%	4/15/40	210,000	234,612
Home Depot Inc., Senior Notes	3.900%	6/15/47	30,000	36,386
Home Depot Inc., Senior Notes	3.350%	4/15/50	940,000	1,067,876
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	210,000	253,264
Lowe’s Cos. Inc., Senior Notes	5.000%	4/15/40	160,000	205,219
Lowe’s Cos. Inc., Senior Notes	5.125%	4/15/50	630,000	856,432
Target Corp., Senior Notes	2.250%	4/15/25	450,000	481,327
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	320,000	356,995
Total Specialty Retail				6,730,408
Textiles, Apparel & Luxury Goods — 0.2%
NIKE Inc., Senior Notes	2.400%	3/27/25	260,000	279,043
NIKE Inc., Senior Notes	2.750%	3/27/27	230,000	251,914
NIKE Inc., Senior Notes	2.850%	3/27/30	410,000	456,771
NIKE Inc., Senior Notes	3.250%	3/27/40	160,000	179,633
NIKE Inc., Senior Notes	3.375%	3/27/50	760,000	883,472
Total Textiles, Apparel & Luxury Goods				2,050,833
Total Consumer Discretionary				21,604,073

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 2.7%
Beverages — 0.8%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	$728,000	$771,662
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	810,000	878,163
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,150,000	1,295,235
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	990,000	1,090,185
Coca-Cola Co., Senior Notes	2.950%	3/25/25	230,000	253,892
Coca-Cola Co., Senior Notes	1.450%	6/1/27	490,000	498,688
Coca-Cola Co., Senior Notes	4.125%	3/25/40	120,000	150,788
Coca-Cola Co., Senior Notes	4.200%	3/25/50	600,000	779,149
Coca-Cola Co., Senior Notes	2.600%	6/1/50	170,000	168,612
Diageo Capital PLC, Senior Notes	4.828%	7/15/20	760,000	763,993
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	220,000	237,671
PepsiCo Inc., Senior Notes	0.750%	5/1/23	560,000	565,087
PepsiCo Inc., Senior Notes	2.250%	3/19/25	50,000	53,425
PepsiCo Inc., Senior Notes	2.625%	3/19/27	60,000	65,698
PepsiCo Inc., Senior Notes	1.625%	5/1/30	450,000	455,688
PepsiCo Inc., Senior Notes	2.875%	10/15/49	90,000	95,077
PepsiCo Inc., Senior Notes	3.625%	3/19/50	40,000	48,334
PepsiCo Inc., Senior Notes	3.875%	3/19/60	140,000	176,843
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	520,000	549,559	(a)
Total Beverages				8,897,749
Food & Staples Retailing — 0.3%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	830,000	848,306
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	480,000	484,123
Walmart Inc., Senior Notes	3.400%	6/26/23	180,000	195,303
Walmart Inc., Senior Notes	3.550%	6/26/25	140,000	158,242
Walmart Inc., Senior Notes	3.050%	7/8/26	530,000	593,879
Walmart Inc., Senior Notes	3.700%	6/26/28	320,000	379,169
Total Food & Staples Retailing				2,659,022
Food Products — 0.5%
Danone SA, Senior Notes	2.077%	11/2/21	1,840,000	1,866,909	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	140,000	140,619	(b)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	335,000	343,157	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	82,000	86,106
Mars Inc., Senior Notes	2.700%	4/1/25	360,000	387,271	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	15

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Mars Inc., Senior Notes	3.200%	4/1/30	$1,160,000	$1,317,341	(a)
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	300,000	308,378	(a)
Mondelez International Inc., Senior Notes	2.125%	4/13/23	160,000	165,410
Mondelez International Inc., Senior Notes	1.500%	5/4/25	500,000	508,572
Total Food Products				5,123,763
Household Products — 0.1%
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	130,000	148,792
Procter & Gamble Co., Senior Notes	2.450%	3/25/25	210,000	227,896
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	80,000	88,854
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	260,000	298,471
Procter & Gamble Co., Senior Notes	3.550%	3/25/40	330,000	399,480
Procter & Gamble Co., Senior Notes	3.600%	3/25/50	310,000	390,456
Total Household Products				1,553,949
Tobacco — 1.0%
Altria Group Inc., Senior Notes	3.490%	2/14/22	220,000	229,034
Altria Group Inc., Senior Notes	2.850%	8/9/22	50,000	51,948
Altria Group Inc., Senior Notes	3.800%	2/14/24	320,000	347,319
Altria Group Inc., Senior Notes	2.350%	5/6/25	130,000	135,012
Altria Group Inc., Senior Notes	4.400%	2/14/26	2,340,000	2,679,332
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,990,000	2,298,140
Altria Group Inc., Senior Notes	6.200%	2/14/59	290,000	371,448
BAT Capital Corp., Senior Notes	2.764%	8/15/22	1,750,000	1,804,612
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,500,000	1,579,146
Cargill Inc., Senior Notes	1.375%	7/23/23	470,000	477,963	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	280,000	283,475
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	310,000	312,475
Reynolds American Inc., Senior Notes	3.250%	6/12/20	115,000	115,075
Total Tobacco				10,684,979
Total Consumer Staples				28,919,462
Energy — 6.3%
Energy Equipment & Services — 0.0%
Halliburton Co., Senior Notes	3.800%	11/15/25	45,000	47,657
Oil, Gas & Consumable Fuels — 6.3%
Apache Corp., Senior Notes	3.250%	4/15/22	485,000	464,827
Apache Corp., Senior Notes	4.375%	10/15/28	1,030,000	915,307
Apache Corp., Senior Notes	4.250%	1/15/30	180,000	158,939

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	$510,000	$545,925
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	420,000	461,919
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,990,000	2,174,134
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	970,000	1,078,126
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	320,000	359,705
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,399
BP Capital Markets PLC, Senior Notes	3.062%	3/17/22	170,000	177,041
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	80,000	88,208
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	500,000	550,998
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	350,000	362,900	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	470,000	482,894
Chevron Corp., Senior Notes	1.995%	5/11/27	260,000	271,334
Chevron Corp., Senior Notes	3.078%	5/11/50	60,000	65,148
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,830,000	1,788,156
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	100,000	99,067
CNOOC Finance 2014 ULC, Senior Notes	4.250%	4/30/24	430,000	471,921
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	850,000	921,404
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	760,000	878,727
Concho Resources Inc., Senior Notes	4.375%	1/15/25	1,110,000	1,138,426
Concho Resources Inc., Senior Notes	3.750%	10/1/27	160,000	167,675
Concho Resources Inc., Senior Notes	4.300%	8/15/28	770,000	837,109
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,739,000	1,661,962
Continental Resources Inc., Senior Notes	4.500%	4/15/23	310,000	288,393
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,130,000	988,750
Continental Resources Inc., Senior Notes	4.375%	1/15/28	60,000	50,832
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,360,000	1,466,444
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	1,990,000	1,938,146
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	320,000	327,851
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	170,000	165,518
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	20,000	19,524
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	1,030,000	1,031,108
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,604,358

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer Operating LP, Senior Notes	4.500%	4/15/24	$20,000	$21,096
Energy Transfer Operating LP, Senior Notes	2.900%	5/15/25	400,000	399,774
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	70,000	73,870
Energy Transfer Operating LP, Senior Notes	3.750%	5/15/30	1,120,000	1,108,013
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	500,000	524,776
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	2,290,000	2,608,101
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	720,000	765,154
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	430,000	450,056
EOG Resources Inc., Senior Notes	4.150%	1/15/26	1,160,000	1,320,717
EOG Resources Inc., Senior Notes	4.375%	4/15/30	210,000	248,977
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	80,000	82,285
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,850,000	2,024,426
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,852,748
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	30,000	37,627
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	1,199,416	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	745,912	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	150,000	151,759
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	410,000	456,210
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	290,000	324,155
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	807,081
MPLX LP, Senior Notes	4.800%	2/15/29	1,120,000	1,223,385
Noble Energy Inc., Senior Notes	3.850%	1/15/28	620,000	564,852
Noble Energy Inc., Senior Notes	3.250%	10/15/29	490,000	427,763
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	972,000	957,420
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	1,520,000	1,471,360
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	65,779
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	1,330,000	1,147,524
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	610,000	555,283
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	430,000	344,000

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	$1,820,000	$1,556,100
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	675,675
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	345,000
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	580,000	668,623	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	427,770
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	497,074
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	366,910
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,040,000	2,216,582	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	477,823
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	679,930
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	784,350
Shell International Finance BV, Senior Notes	2.250%	11/10/20	1,020,000	1,028,343
Shell International Finance BV, Senior Notes	2.375%	4/6/25	520,000	553,610
Shell International Finance BV, Senior Notes	3.250%	5/11/25	2,550,000	2,821,777
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	436,938
Shell International Finance BV, Senior Notes	2.750%	4/6/30	230,000	249,265
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,080,000	1,156,696
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,780,056	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	670,000	684,414	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,490,000	1,892,592
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	230,000	215,193
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	740,000	667,628
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 0.850%)	2.161%	1/13/23	130,000	113,780	(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	$200,000	$215,569
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	580,000	618,068
Total Oil, Gas & Consumable Fuels				68,102,460
Total Energy				68,150,117
Financials — 17.1%
Banks — 12.8%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	310,000	336,425	(a)
Banco Santander SA, Senior Notes	3.125%	2/23/23	1,000,000	1,030,295
Banco Santander SA, Senior Notes	2.746%	5/28/25	1,400,000	1,427,484
Banco Santander SA, Senior Notes	4.379%	4/12/28	600,000	657,153
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	2.431%	4/12/23	800,000	780,790	(c)
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	635,587
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	1,018,321
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,726,275
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	510,427
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	550,000	565,446	(c)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	570,000	595,584	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,572,000	1,713,467	(c)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	660,000	709,944	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,140,000	1,255,974	(c)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	1,500,000	1,697,306	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	4,210,000	4,790,937	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	830,000	987,546	(c)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	784,288

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	$320,000	$349,963
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,190,000	2,464,900
Bank of Montreal, Senior Notes	1.850%	5/1/25	920,000	944,853
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	230,000	230,603	(a)
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	370,000	374,763
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,244,492	(a)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,148,060	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	260,000	276,279	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	750,000	857,765	(a)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,010,000	2,199,515	(a)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	810,000	971,103	(a)(c)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	360,000	394,992	(a)(c)
BPCE SA, Senior Notes	3.000%	5/22/22	2,570,000	2,640,738	(a)
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,974,810
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	57,336
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	103,073
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	530,000	534,695	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	780,000	781,841	(b)(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.750%)	3.106%	4/8/26	370,000	389,883	(c)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,840,000	2,065,694	(c)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	1,620,000	1,820,421	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	660,000	763,377	(c)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	670,000	739,943
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	1,016,634
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	200,750
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,370,000	4,871,526

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	$280,000	$307,578
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	146,554
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,720,000	1,879,095
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,980,000	3,295,593
Danske Bank A/S, Senior Notes	5.000%	1/12/22	530,000	555,484	(a)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	208,363	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,400,000	1,530,818	(a)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	300,000	303,166	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	210,000	214,800	(a)(c)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	290,000	292,798
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	1,190,000	1,214,587
HSBC Holdings PLC, Senior Notes	2.950%	5/25/21	1,640,000	1,676,715
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	236,807
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	2,200,000	2,201,363	(b)(c)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	1,290,000	1,288,428	(b)(c)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	700,000	762,386	(c)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	2,570,000	2,921,007	(c)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	460,122
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	620,000	667,450
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,047,861	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,030,000	1,035,336	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	390,000	392,857	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,580,000	1,586,305	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	131,879
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	150,000	152,083
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,366,159
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	1,410,000	1,421,687	(c)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	$860,000	$882,723	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	700,000	716,111	(c)
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	1,180,000	1,334,265	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	1,250,000	1,365,895	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	490,000	561,456	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	2,250,000	2,638,516	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	1,790,000	1,968,683
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	2,040,000	2,193,974
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	680,000	748,027
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.950%	3/1/21	311,000	316,634
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.407%	3/7/24	3,470,000	3,697,513
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	620,000	640,345	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	2,420,000	2,636,341
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	330,000	332,442
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	760,000	778,988
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	790,000	807,096
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	590,000	631,000	(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	214,537	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,400,000	2,622,518
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	590,000	607,490

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	23

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	$599,000	$639,181	(a)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	250,000	257,246
Swedbank AB, Senior Notes	1.300%	6/2/23	610,000	612,595	(a)(b)
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,880,000	1,960,058	(a)
US Bancorp, Senior Notes	3.375%	2/5/24	5,000,000	5,454,773
US Bancorp, Senior Notes	1.450%	5/12/25	1,060,000	1,087,053
US Bank NA, Senior Notes	3.150%	4/26/21	380,000	388,669
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/29/20	2,218,000	2,214,629	(c)(d)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	7,640,000	8,241,750
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	768,994
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	500,000	570,292
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	880,000	893,742	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	330,000	387,946	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	2,390,000	3,136,957	(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,690,000	1,780,124
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	438,687
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,100,000	2,365,286
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	109,280
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	390,000	394,144
Total Banks				137,334,499
Capital Markets — 2.6%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	270,000	279,820
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	682,850
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,550,000	2,790,393
Credit Suisse AG, Senior Notes	2.950%	4/9/25	530,000	570,634
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	490,000	544,764	(a)(c)
Daiwa Securities Group Inc., Senior Notes	3.129%	4/19/22	220,000	225,960	(a)

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	6/29/20	$91,000	$77,350	(c)(d)
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,089,512
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	410,000	431,664
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	1,000,000	1,073,455
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,619,506
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	304,934
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	570,000	614,002
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,456,972
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	130,000	161,737
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	750,000	826,833	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	1,130,000	1,274,707	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,530,565
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	60,000	74,330
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/29/20	6,200,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	1.124%	8/19/65	360,000	0	*(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	30,000	0	*(f)(g)(h)(i)
Morgan Stanley, Senior Notes	5.500%	7/24/20	600,000	604,295
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,360,000	1,397,370	(c)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	1,000,000	1,034,646	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	1,390,000	1,552,645	(c)
Morgan Stanley, Senior Notes (5.597% to 3/24/50 then SOFR + 4.840%)	5.597%	3/24/51	80,000	115,584	(c)
UBS AG, Senior Notes	1.750%	4/21/22	880,000	894,447	(a)
UBS Group AG, Senior Notes	3.491%	5/23/23	3,060,000	3,188,359	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	290,000	322,787	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	25

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
UBS Group AG, Senior Notes	4.253%	3/23/28	$1,000,000	$1,120,608	(a)
UBS Group AG, Senior Notes (2.859% to 8/15/22 then 3 mo. USD LIBOR + 0.954%)	2.859%	8/15/23	200,000	206,290	(a)(c)
Total Capital Markets				28,067,019
Consumer Finance — 0.3%
American Express Co., Senior Notes	2.650%	12/2/22	1,500,000	1,568,477
American Express Co., Senior Notes	2.500%	7/30/24	420,000	442,859
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	940,000	1,007,300	(a)(c)
Total Consumer Finance				3,018,636
Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.250%	7/1/20	1,540,000	1,531,858
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.500%	5/26/22	210,000	194,765
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	660,000	639,256	(a)(c)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	2,300,000	2,338,684
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,880,000	2,906,980
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	420,000	422,698	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	350,000	354,973	(a)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	2,000,000	2,004,747	(a)
USAA Capital Corp., Senior Notes	2.625%	6/1/21	2,060,000	2,101,951	(a)
USAA Capital Corp., Senior Notes	1.500%	5/1/23	150,000	152,798	(a)
Total Diversified Financial Services				12,648,710
Insurance — 0.2%
American International Group Inc., Senior Notes	2.500%	6/30/25	280,000	289,840
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	170,000	171,041
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	111,657
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	493,882	(a)

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Nuveen LLC, Senior Notes	4.000%	11/1/28	$1,000,000	$1,167,622	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	32,000	48,423	(a)
Total Insurance				2,282,465
Total Financials				183,351,329
Health Care — 4.0%
Biotechnology — 0.5%
AbbVie Inc., Senior Notes	3.450%	3/15/22	600,000	623,988	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	230,461
AbbVie Inc., Senior Notes	2.300%	11/21/22	880,000	908,675	(a)
AbbVie Inc., Senior Notes	3.750%	11/14/23	110,000	119,775
AbbVie Inc., Senior Notes	2.600%	11/21/24	1,050,000	1,106,620	(a)
AbbVie Inc., Senior Notes	3.800%	3/15/25	570,000	629,647	(a)
AbbVie Inc., Senior Notes	3.600%	5/14/25	510,000	562,460
AbbVie Inc., Senior Notes	2.950%	11/21/26	180,000	193,529	(a)
AbbVie Inc., Senior Notes	3.200%	11/21/29	260,000	282,067	(a)
AbbVie Inc., Senior Notes	4.250%	11/21/49	80,000	92,714	(a)
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	130,557
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	110,000	110,596
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	742,290
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	90,000	99,839
Total Biotechnology				5,833,218
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.400%	11/30/23	700,000	767,494
Abbott Laboratories, Senior Notes	3.750%	11/30/26	430,000	504,291
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	1,870,000	2,019,299
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	84,000	92,390
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	227,000	279,646
Medtronic Inc., Senior Notes	3.500%	3/15/25	178,000	201,877
Total Health Care Equipment & Supplies				3,864,997
Health Care Providers & Services — 2.3%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,070,000	1,119,918
Anthem Inc., Senior Notes	3.700%	8/15/21	70,000	72,107
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	345,620
Anthem Inc., Senior Notes	3.650%	12/1/27	240,000	272,022
Cigna Corp., Senior Notes	3.400%	9/17/21	310,000	320,812
Cigna Corp., Senior Notes	3.750%	7/15/23	210,000	228,379
Cigna Corp., Senior Notes	3.500%	6/15/24	820,000	887,263	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	740,000	842,817

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	27

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	4.375%	10/15/28	$1,610,000	$1,893,684
CVS Health Corp., Senior Notes	3.350%	3/9/21	139,000	141,846
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,091,370
CVS Health Corp., Senior Notes	4.100%	3/25/25	3,600,000	4,024,155
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	965,871
CVS Health Corp., Senior Notes	3.625%	4/1/27	800,000	881,577
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,270,000	3,742,626
CVS Health Corp., Senior Notes	5.050%	3/25/48	270,000	347,430
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	115,336
Humana Inc., Senior Notes	2.900%	12/15/22	1,800,000	1,887,243
Humana Inc., Senior Notes	4.500%	4/1/25	80,000	90,618
Humana Inc., Senior Notes	3.950%	3/15/27	1,220,000	1,370,513
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	350,000	350,956
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	381,591
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	230,000	238,428
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	70,000	72,924
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	150,000	162,952
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	400,000	457,929
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	170,000	172,635
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	1,150,000	1,372,505
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	150,000	154,912
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	60,000	76,590
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	26,323
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	70,000	73,740
Total Health Care Providers & Services				24,182,692
Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	330,000	336,833	(a)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	520,000	541,329	(a)
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	410,000	435,469	(a)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	1,380,000	1,490,865	(a)
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	750,000	852,358	(a)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	740,000	830,004	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	320,000	367,535	(a)
Eli Lilly and Co., Senior Notes	2.350%	5/15/22	680,000	697,328
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,522,745
Pfizer Inc., Senior Notes	0.800%	5/28/25	700,000	700,213
Pfizer Inc., Senior Notes	2.625%	4/1/30	450,000	492,348

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Pfizer Inc., Senior Notes	1.700%	5/28/30	$430,000	$432,749
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	230,000	220,737
Total Pharmaceuticals				8,920,513
Total Health Care				42,801,420
Industrials — 2.5%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	4.875%	5/1/25	2,120,000	2,253,040
Boeing Co., Senior Notes	3.100%	5/1/26	70,000	68,152
Boeing Co., Senior Notes	2.800%	3/1/27	90,000	83,978
Boeing Co., Senior Notes	3.200%	3/1/29	330,000	312,343
Boeing Co., Senior Notes	5.150%	5/1/30	760,000	815,959
Boeing Co., Senior Notes	5.705%	5/1/40	620,000	683,039
Boeing Co., Senior Notes	5.805%	5/1/50	380,000	432,114
Boeing Co., Senior Notes	5.930%	5/1/60	290,000	337,417
General Dynamics Corp., Senior Notes	3.750%	5/15/28	1,040,000	1,202,712
General Dynamics Corp., Senior Notes	4.250%	4/1/40	20,000	24,918
General Dynamics Corp., Senior Notes	4.250%	4/1/50	240,000	314,494
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	190,000	197,446
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	450,000	514,510
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	580,000	607,538
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,464,601
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	180,000	261,581
Raytheon Co., Senior Notes	3.150%	12/15/24	210,000	226,820
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	280,000	320,263
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	90,000	104,568
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	440,000	452,103
Total Aerospace & Defense				10,677,596
Airlines — 0.0%
Delta Air Lines Pass-Through Trust	6.821%	8/10/22	237,874	221,262
Building Products — 0.1%
Carrier Global Corp., Senior Notes	1.923%	2/15/23	140,000	141,666	(a)
Carrier Global Corp., Senior Notes	2.242%	2/15/25	350,000	349,952	(a)
Carrier Global Corp., Senior Notes	2.493%	2/15/27	70,000	67,595	(a)
Carrier Global Corp., Senior Notes	2.722%	2/15/30	1,110,000	1,058,105	(a)
Total Building Products				1,617,318

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	29

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.3%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	$460,000	$477,276
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	1,040,000	1,166,937
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	818,712
Waste Management Inc., Senior Notes	3.500%	5/15/24	450,000	491,324
Waste Management Inc., Senior Notes	3.200%	6/15/26	190,000	208,178
Waste Management Inc., Senior Notes	3.450%	6/15/29	590,000	655,040
Total Commercial Services & Supplies				3,817,467
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,640,000	2,762,074
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	280,000	297,066
3M Co., Senior Notes	3.050%	4/15/30	90,000	100,614
3M Co., Senior Notes	3.700%	4/15/50	520,000	631,919
General Electric Co., Senior Notes	3.450%	5/1/27	100,000	99,516
General Electric Co., Senior Notes	3.625%	5/1/30	210,000	208,055
General Electric Co., Senior Notes	6.875%	1/10/39	1,590,000	1,916,235
General Electric Co., Senior Notes	4.250%	5/1/40	220,000	214,396
General Electric Co., Senior Notes	4.350%	5/1/50	270,000	264,120
Honeywell International Inc., Senior Notes	1.350%	6/1/25	330,000	336,239
Total Industrial Conglomerates				4,068,160
Machinery — 0.2%
Deere & Co., Senior Notes	3.100%	4/15/30	60,000	68,101
Deere & Co., Senior Notes	3.750%	4/15/50	410,000	498,574
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	220,000	226,776	(a)
Otis Worldwide Corp., Senior Notes	2.293%	4/5/27	230,000	234,654	(a)
Otis Worldwide Corp., Senior Notes	2.565%	2/15/30	660,000	670,189	(a)
Total Machinery				1,698,294
Road & Rail — 0.1%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	600,000	675,033
Union Pacific Corp., Senior Notes	3.950%	9/10/28	450,000	523,078
Total Road & Rail				1,198,111
Trading Companies & Distributors — 0.0%
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	790,000	585,404	(a)
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC,
Senior Notes	4.125%	7/15/23	710,000	719,405	(a)
Total Industrials				27,365,091

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 3.1%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	$1,200,000	$1,301,885	(a)
IT Services — 0.6%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	1,200,000	1,299,891
Mastercard Inc., Senior Notes	3.375%	4/1/24	700,000	776,247
Mastercard Inc., Senior Notes	3.850%	3/26/50	40,000	51,373
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	420,000	427,054
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	420,000	430,350
Visa Inc., Senior Notes	2.200%	12/14/20	840,000	847,350
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,575,280
Visa Inc., Senior Notes	1.900%	4/15/27	400,000	419,725
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	423,985
Total IT Services				6,251,255
Semiconductors & Semiconductor Equipment — 0.8%
Broadcom Inc., Senior Notes	2.250%	11/15/23	730,000	740,360	(a)
Broadcom Inc., Senior Notes	4.700%	4/15/25	1,120,000	1,227,848	(a)
Broadcom Inc., Senior Notes	3.150%	11/15/25	890,000	925,080	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	159,437
Intel Corp., Senior Notes	4.600%	3/25/40	70,000	91,722
Intel Corp., Senior Notes	4.750%	3/25/50	1,040,000	1,427,404
Intel Corp., Senior Notes	4.950%	3/25/60	210,000	306,389
Micron Technology Inc., Senior Notes	2.497%	4/24/23	450,000	462,841
NVIDIA Corp., Senior Notes	2.850%	4/1/30	240,000	263,591
NVIDIA Corp., Senior Notes	3.500%	4/1/40	650,000	741,553
NVIDIA Corp., Senior Notes	3.500%	4/1/50	1,590,000	1,822,261
NVIDIA Corp., Senior Notes	3.700%	4/1/60	400,000	476,232
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	300,000	309,609	(a)
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	290,000	298,466
Total Semiconductors & Semiconductor Equipment				9,252,793
Software — 0.9%
Adobe Inc., Senior Notes	2.300%	2/1/30	1,390,000	1,488,367
Microsoft Corp., Senior Notes	1.550%	8/8/21	510,000	517,324
Microsoft Corp., Senior Notes	2.400%	2/6/22	740,000	765,637
Microsoft Corp., Senior Notes	2.400%	8/8/26	3,310,000	3,641,492
Microsoft Corp., Senior Notes	3.300%	2/6/27	670,000	770,624
Microsoft Corp., Senior Notes	3.450%	8/8/36	20,000	23,668
Oracle Corp., Senior Notes	2.500%	10/15/22	1,020,000	1,069,347

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	31

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Software — continued
salesforce.com Inc., Senior Notes	3.250%	4/11/23	$370,000	$398,321
salesforce.com Inc., Senior Notes	3.700%	4/11/28	710,000	820,477
Total Software				9,495,257
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc., Senior Notes	2.000%	11/13/20	170,000	170,989
Apple Inc., Senior Notes	1.550%	8/4/21	20,000	20,264
Apple Inc., Senior Notes	2.400%	5/3/23	1,780,000	1,885,588
Apple Inc., Senior Notes	1.125%	5/11/25	880,000	895,592
Apple Inc., Senior Notes	2.450%	8/4/26	1,170,000	1,277,143
Apple Inc., Senior Notes	3.350%	2/9/27	80,000	90,890
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	953,797
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,950,000	1,986,914	(a)
Total Technology Hardware, Storage & Peripherals				7,281,177
Total Information Technology				33,582,367
Materials — 1.8%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,080,000	1,074,978	(a)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	551,253	(a)
Total Chemicals				1,626,231
Metals & Mining — 1.5%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	1,016,081	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	690,000	740,732	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	460,000	455,318
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	1,350,000	1,380,147
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	40,000	41,526
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25, then USD 5 year ICE Swap Rate + 5.093% to 10/19/45, then USD 5 year ICE Swap Rate + 5.843%)	6.750%	10/19/75	1,670,000	1,918,187	(a)(c)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,310,000	1,394,305	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	370,000	388,755	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,790,000	1,890,443	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,380,000	1,461,722	(a)

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	$380,000	$402,964	(a)
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,068,808
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,140,000	1,275,115
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	790,516
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,358,000	1,701,635
Total Metals & Mining				15,926,254
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,690,000	1,786,432
Total Materials				19,338,917
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC, Senior Notes	4.125%	9/20/28	500,000	485,554	(a)
Utilities — 0.9%
Electric Utilities — 0.9%
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	723,507	(a)
Duke Energy Corp., Senior Notes	2.400%	8/15/22	1,640,000	1,699,074
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	1,780,000	1,837,644
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,167,283
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	2,000,000	2,237,520
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	810,000	962,174
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	730,000	759,974	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	580,000	645,885	(a)
Total Utilities				10,033,061
Total Corporate Bonds & Notes (Cost — $441,591,180)				462,334,277
U.S. Government & Agency Obligations — 25.1%
U.S. Government Agencies — 0.5%
Federal Home Loan Bank (FHLB)	5.625%	6/11/21	1,910,000	2,016,429
Tennessee Valley Authority, Senior Notes	3.875%	2/15/21	3,600,000	3,701,398
Total U.S. Government Agencies				5,717,827
U.S. Government Obligations — 24.6%
U.S. Treasury Bonds	3.750%	11/15/43	12,640,000	18,822,984
U.S. Treasury Bonds	3.625%	2/15/44	1,360,000	1,992,427
U.S. Treasury Bonds	2.500%	2/15/45	1,560,000	1,925,107
U.S. Treasury Bonds	3.000%	2/15/48	18,190,000	24,920,300
U.S. Treasury Bonds	3.125%	5/15/48	5,480,000	7,684,309

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	33

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.000%	8/15/48	$1,900,000	$2,614,355
U.S. Treasury Bonds	3.000%	2/15/49	3,570,000	4,929,110
U.S. Treasury Bonds	2.875%	5/15/49	3,780,000	5,115,182
U.S. Treasury Bonds	2.250%	8/15/49	22,750,000	27,372,427
U.S. Treasury Bonds	2.000%	2/15/50	11,210,000	12,853,185
U.S. Treasury Bonds	1.250%	5/15/50	5,350,000	5,149,793
U.S. Treasury Notes	1.875%	4/30/22	5,760,000	5,948,212
U.S. Treasury Notes	1.625%	11/15/22	1,670,000	1,729,559
U.S. Treasury Notes	1.375%	2/15/23	2,280,000	2,353,922
U.S. Treasury Notes	2.750%	8/31/23	2,000,000	2,164,922
U.S. Treasury Notes	2.875%	9/30/23	200,000	217,727
U.S. Treasury Notes	2.250%	4/30/24	280,000	301,919
U.S. Treasury Notes	1.750%	7/31/24	260,000	276,098
U.S. Treasury Notes	2.250%	11/15/24	77,350,000	84,109,060
U.S. Treasury Notes	1.500%	11/30/24	2,050,000	2,162,750
U.S. Treasury Notes	2.000%	2/15/25	4,390,000	4,739,314
U.S. Treasury Notes	1.125%	2/28/25	180,000	187,154
U.S. Treasury Notes	0.375%	4/30/25	450,000	451,494
U.S. Treasury Notes	2.875%	7/31/25	11,140,000	12,586,459
U.S. Treasury Notes	2.750%	8/31/25	8,220,000	9,247,821
U.S. Treasury Notes	3.000%	9/30/25	1,970,000	2,245,838
U.S. Treasury Notes	2.250%	11/15/25	7,100,000	7,821,926
U.S. Treasury Notes	2.125%	5/31/26	1,190,000	1,310,418
U.S. Treasury Notes	1.875%	7/31/26	2,970,000	3,230,861
U.S. Treasury Notes	1.625%	9/30/26	220,000	236,208
U.S. Treasury Notes	1.625%	10/31/26	570,000	612,271
U.S. Treasury Notes	1.625%	11/30/26	5,580,000	5,997,083
U.S. Treasury Notes	0.500%	4/30/27	10,000	10,010
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	5,220,000	3,407,864
Total U.S. Government Obligations				264,728,069
Total U.S. Government & Agency Obligations (Cost — $240,995,097)				270,445,896
Mortgage-Backed Securities — 7.1%
FHLMC — 1.3%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-3/1/50	2,764,212	2,932,169
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/1/47-2/1/50	1,057,597	1,137,687
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	8/1/48- 4/1/50	2,097,213	2,269,692

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	9/1/49-3/1/50	$1,716,823	$1,840,820
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/50	1,895,160	2,070,277
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	8/1/47	1,361,580	1,485,025
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	9/1/48	921,261	992,529
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	12/1/48	432,404	457,816
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	4/1/49	432,160	475,876
Total FHLMC				13,661,891
FNMA — 4.8%
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	6	6
Federal National Mortgage Association (FNMA)	3.070%	1/1/29	170,000	193,356
Federal National Mortgage Association (FNMA)	2.000%	6/1/35	1,700,000	1,753,789	(j)
Federal National Mortgage Association (FNMA)	3.500%	12/1/42-3/1/57	11,589,689	12,358,318
Federal National Mortgage Association (FNMA)	3.000%	6/1/46-3/1/50	7,651,134	8,164,908
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-6/1/57	14,612,606	15,681,402
Federal National Mortgage Association (FNMA)	4.500%	5/1/48-12/1/48	6,261,695	6,900,867
Federal National Mortgage Association (FNMA)	5.000%	8/1/48-12/1/49	2,008,914	2,196,393
Federal National Mortgage Association (FNMA)	2.500%	6/1/50	1,100,000	1,141,379	(j)
Federal National Mortgage Association (FNMA)	3.000%	6/1/50	2,000,000	2,104,219	(j)
Federal National Mortgage Association (FNMA) (12 mo. USD LIBOR + 1.422%)	3.314%	5/1/43	726,675	754,744	(c)
Total FNMA				51,249,381
GNMA — 1.0%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	583,009	618,961

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	35

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	4.000%	3/15/50	$99,726	$106,329
Government National Mortgage Association (GNMA)	3.500%	5/15/50	400,000	432,895
Government National Mortgage Association (GNMA) II	3.500%	3/20/45-2/20/50	1,063,960	1,119,002
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-1/20/50	990,233	1,051,091
Government National Mortgage Association (GNMA) II	4.000%	11/20/47-4/20/50	1,362,992	1,483,796
Government National Mortgage Association (GNMA) II	4.500%	5/20/48- 3/20/50	4,544,418	4,917,164
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	841,466	916,587
Government National Mortgage Association (GNMA) II	2.500%	7/1/50	400,000	419,734	(j)
Total GNMA				11,065,559
Total Mortgage-Backed Securities (Cost — $73,454,394)				75,976,831
Collateralized Mortgage Obligations (k) —7.0%
280 Park Avenue Mortgage Trust, 2017- 280P A (1 mo. USD LIBOR + 0.880%)	1.064%	9/15/34	730,000	715,668	(a)(c)
Adjustable Rate Mortgage Trust, 2004-5 4A1	3.765%	4/25/35	334,946	330,996	(c)
BCAP LLC Trust, 2011-RR5 11A4 (1 mo. USD LIBOR + 0.150%)	0.787%	5/28/36	455,747	454,688	(a)(c)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,256,063	(a)(c)
BENCHMARK Mortgage Trust, 2018-B7 A4	4.510%	5/15/53	2,200,000	2,624,784	(c)
BENCHMARK Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	2,760,000	3,139,944
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	666,300
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	585,457	(a)(c)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	80,000	83,433
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	70,000	70,663	(c)
Commercial Mortgage Trust, 2013-CR12 C	5.071%	10/10/46	40,000	37,408	(c)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.165%	3/10/47	3,337,673	113,738	(c)
CSMC Trust, 2014-USA B	4.185%	9/15/37	2,820,000	2,549,595	(a)

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (k) — continued
CSMC Trust, 2017-LSTK A	2.761%	4/5/33	$580,000	$581,151	(a)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	1,102,476	1,123,793	(a)(c)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	4,994,081	5,120,624	(a)(c)
CSMC Trust, 2019-AFC1 A1, Step Bond	2.573%	7/25/49	2,133,077	2,156,757	(a)
CSMC Trust, 2019-AFC1 A3, Step Bond	2.877%	7/25/49	2,133,077	2,156,495	(a)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.164%	5/15/36	190,000	186,185	(a)(c)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	2,563,164	2,573,038	(a)(c)
FDIC Guaranteed Notes Trust, 2010-S2 3A (1 mo. USD LIBOR + 0.700%)	1.070%	12/29/45	53,291	53,322	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K091 A2	3.505%	3/25/29	620,000	730,895
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K091 X1, IO	0.559%	3/25/29	2,497,107	109,309	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K093 X1, IO	0.952%	5/25/29	1,996,726	141,084	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, S8FX A2	3.291%	3/25/27	590,000	667,362
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4066 PI, IO	3.500%	9/15/31	2,265,309	177,188
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.066%	9/15/42	549,273	89,916	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2 M2 (1 mo. USD LIBOR + 1.650%)	1.818%	4/25/24	84,201	83,067	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2 (1 mo. USD LIBOR + 2.850%)	3.018%	4/25/28	362,984	364,279	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	5.168%	11/25/24	931,536	938,333	(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	6.168%	9/25/28	1,685,725	1,776,175	(a)(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	37

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.418%	1/25/29	$1,802,297	$1,873,378	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1ED1 (1 mo. USD LIBOR + 1.250%)	1.418%	7/25/29	2,256,836	2,248,254	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	460,000	542,448
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	950,000	1,081,220
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	1,167,774	1,277,646
Federal National Mortgage Association (FNMA) ACES, 2019-M28 A	2.344%	2/25/30	639,177	673,590
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	498,002	517,424
Federal National Mortgage Association (FNMA) REMIC, 1992-96 B, PO, PAC	0.000%	5/25/22	1	1
Federal National Mortgage Association (FNMA) REMIC, 2012-118 CI, IO	3.500%	12/25/39	663,754	23,891
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IA, IO	3.000%	9/25/32	1,085,128	82,003
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	179,730	189,019	(a)(c)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	1.366%	8/20/58	524,602	522,691	(c)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	1.466%	11/20/60	1,544,425	1,541,963	(c)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	1.516%	2/20/61	386,914	386,905	(c)
Government National Mortgage Association (GNMA), 2011-H9 AF (1 mo. USD LIBOR + 0.500%)	1.516%	3/20/61	214,338	214,290	(c)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.929%	4/16/53	3,361,617	85,723	(c)
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	1.366%	12/20/62	884,342	881,317	(c)

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (k) — continued
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.547%	4/16/47	$6,703,441	$199,151	(c)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.921%	6/16/54	4,330,187	175,593	(c)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.837%	8/16/54	3,225,096	111,853	(c)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.509%	5/16/55	3,567,874	101,124	(c)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.715%	8/16/54	3,997,757	147,046	(c)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	627,754	657,115
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	467,813	502,575
Government National Mortgage Association (GNMA), 2020-H9 NF	1.687%	4/20/70	200,000	205,594	(f)(g)
GS Mortgage Securities Corp. II, 2018- SRP5 A (1 mo. USD LIBOR + 1.300%)	1.484%	9/15/31	3,030,000	2,901,383	(a)(c)
GS Mortgage Securities Corp. II, 2018- SRP5 B (1 mo. USD LIBOR + 2.500%)	2.684%	9/15/31	2,360,000	2,227,623	(a)(c)
GS Mortgage Securities Corp. Trust, 2013-GC16 B	5.161%	11/10/46	240,000	253,159	(c)
GS Mortgage Securities Trust, 2016-GS3 C	3.993%	10/10/49	570,000	482,107	(c)
GSMSC Resecuritization Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	0.520%	9/26/37	567,505	550,666	(a)(c)
HarborView Mortgage Loan Trust, 2004-10 4A	3.712%	1/19/35	125,162	117,024	(c)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.668%	5/25/37	1,057,367	998,447	(a)(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.890%	1/15/47	90,000	93,525	(c)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.554%	9/15/47	300,000	259,442	(c)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.269%	7/15/48	654,000	653,069	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	3.934%	5/15/28	657,048	639,758	(a)(c)
Madison Avenue Mortgage Trust, 2017- 330M A	3.188%	8/15/34	630,000	639,769	(a)(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	39

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (k) — continued
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	3.707%	2/25/34	$177,037	$173,105	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,245,000	1,355,426
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	1.584%	5/15/36	1,930,000	1,709,646	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A (1 mo. USD LIBOR + 0.900%)	1.068%	7/25/34	48,321	48,226	(c)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,413,126	(a)(c)
MSCG Trust, 2016-SNR C	5.205%	11/15/34	459,000	449,540	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/36	1,300,000	1,277,029	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME B	3.655%	8/15/36	2,550,000	2,376,686	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	791,645	819,160	(a)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	817,661	868,984	(a)(c)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	890,237	946,674	(a)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	1,425,350	1,525,938	(a)(c)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/1/27	305	199
SACO I Trust, 2007-VA1 A	8.952%	6/25/21	54,922	51,467	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.475%	12/10/45	570,000	290,829	(a)(c)
Virginia Housing Development Authority, 2006-C CTFS	6.000%	6/25/34	486,053	533,657
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR9 A7	4.338%	8/25/34	1,571,465	1,523,062	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	0.908%	11/25/34	444,704	424,665	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	0.888%	7/25/45	2,217,591	1,990,351	(c)

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (k) — continued
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	$305,220	$300,947	(a)(c)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.567%	10/15/57	5,229,280	105,677	(c)
Total Collateralized Mortgage Obligations (Cost — $76,718,527)				74,899,890
Asset-Backed Securities — 5.8%
AccessLex Institute, 2005-A A3 (3 mo. USD LIBOR + 0.400%)	1.391%	7/25/34	833,908	766,484	(c)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	2.107%	5/1/26	161,729	160,747	(a)(c)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	2.277%	5/1/27	296,215	295,142	(a)(c)
AMMC CLO XII Ltd., 2013-012A AR (3 mo. USD LIBOR + 1.200%)	1.648%	11/10/30	500,000	488,077	(a)(c)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	2.299%	4/15/31	1,250,000	1,217,910	(a)(c)
Applebee’s Funding LLC, 2019-1A A2I	4.194%	6/7/49	1,000,000	817,080	(a)
Ares LII CLO Ltd., 2019-52A B (3 mo. USD LIBOR + 1.850%)	2.948%	4/22/31	250,000	245,163	(a)(c)
Ares XLIII CLO Ltd., 2017-43A A (3 mo. USD LIBOR + 1.220%)	2.439%	10/15/29	500,000	492,113	(a)(c)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	2.139%	4/15/30	860,000	836,328	(a)(c)
Avery Point V CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	2.115%	7/17/26	497,451	491,494	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2019-2A A	3.350%	9/22/25	2,960,000	2,942,884	(a)
Avis Budget Rental Car Funding AESOP LLC, 2019-3A A	2.360%	3/20/26	460,000	441,389	(a)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. USD LIBOR + 1.000%)	2.135%	4/20/31	1,000,000	966,338	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2004-SD2 A3 (1 year Treasury Constant Maturity Rate + 2.320%)	4.347%	3/25/44	423,700	403,154	(c)
Benefit Street Partners CLO IV Ltd., 2014- IVA A1RR (3 mo. USD LIBOR + 1.250%)	2.385%	1/20/29	750,000	739,748	(a)(c)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	1.540%	11/23/25	218,686	217,690	(a)(c)
California Street CLO IX LP, 2012-9A AR2 (3 mo. USD LIBOR + 1.320%)	3.163%	7/16/32	1,090,000	1,065,737	(a)(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	41

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	2.041%	7/27/31	$545,646	$535,395	(a)(c)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.355%	7/20/31	500,000	487,317	(a)(c)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	2.835%	4/20/29	1,250,000	1,218,389	(a)(c)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	2.225%	10/20/28	250,000	245,622	(a)(c)
Cent CLO 24 Ltd., 2015-24A A1R (3 mo. USD LIBOR + 1.070%)	2.289%	10/15/26	1,250,000	1,236,775	(a)(c)
Countrywide Asset-Backed Certificates Trust, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	1.098%	12/25/35	1,227,263	1,223,762	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	0.334%	11/15/36	603,198	509,610	(c)
CWHEQ Revolving Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	0.324%	1/15/37	784,915	732,270	(c)
DRB Prime Student Loan Trust, 2015-B A1 (1 mo. USD LIBOR + 1.900%)	2.341%	10/27/31	235,651	236,831	(a)(c)
Dryden 37 Senior Loan Fund, 2015-37A AR (3 mo. USD LIBOR + 1.100%)	2.319%	1/15/31	750,000	731,395	(a)(c)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	2.419%	7/15/30	800,000	786,487	(a)(c)
Dryden XXV Senior Loan Fund, 2012-25A ARR (3 mo. USD LIBOR + 0.900%)	2.119%	10/15/27	486,800	480,454	(a)(c)
Education Loan Asset-Backed Trust I, 2013-1 A2 (1 mo. USD LIBOR + 0.800%)	0.968%	4/26/32	3,000,000	2,924,446	(a)(c)
First Franklin Mortgage Loan Trust, 2003- FF1 A1 (1 mo. USD LIBOR + 1.125%)	1.495%	3/25/33	592,213	569,377	(c)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	2,220,000	2,242,040
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	2.395%	1/20/30	500,000	492,189	(a)(c)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	30,282	30,429	(a)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	2.071%	7/25/27	448,820	444,397	(a)(c)
Halsey Point CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	3.257%	1/20/33	1,400,000	1,364,822	(a)(c)

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	$3,229,008	$3,124,688	(a)
Jackson Mill CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.830%)	2.049%	4/15/27	527,529	518,463	(a)(c)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	2.385%	1/20/29	1,020,000	1,005,785	(a)(c)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	2.935%	1/20/29	460,000	453,461	(a)(c)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	2.219%	4/15/31	1,000,000	964,823	(a)(c)
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	2.459%	7/15/27	270,000	265,442	(a)(c)
Legacy Mortgage Asset Trust, 2019-GS5 A1	3.200%	5/25/59	3,754,540	3,680,956	(a)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	2.819%	7/15/29	750,000	718,381	(a)(c)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	2,214,489	2,271,672	(a)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	2.735%	10/20/30	550,000	516,265	(a)(c)
NADG NNN Operating LP, 19-1 A	3.368%	12/28/49	1,556,750	1,497,755	(a)
NCUA Guaranteed Notes Trust, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	0.572%	12/7/20	531,345	530,587	(c)
Nelnet Student Loan Trust, 2012-2A A (1 mo. USD LIBOR + 0.800%)	0.968%	12/26/33	878,825	863,915	(a)(c)
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR + 1.330%)	2.549%	10/15/32	750,000	736,522	(a)(c)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	1.732%	11/15/32	550,000	540,370	(a)(c)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR + 1.800%)	2.968%	4/20/32	1,040,000	972,870	(a)(c)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.810%	4/30/27	1,250,000	1,235,967	(a)(c)
Recette CLO Ltd., 2015-1A AR (3 mo. USD LIBOR + 0.920%)	2.055%	10/20/27	335,412	330,195	(a)(c)
Regatta VI Funding Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.080%)	2.215%	7/20/28	1,310,000	1,291,380	(a)(c)
Seven Sticks CLO Ltd., 2016-1A A1R (3 mo. USD LIBOR + 1.050%)	2.269%	7/15/28	746,090	736,866	(a)(c)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	1.491%	3/15/33	516,069	474,075	(a)(c)
SLM Student Loan Trust, 2003-4 A5E (3 mo. USD LIBOR + 0.750%)	1.491%	3/15/33	1,050,141	964,688	(a)(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	43

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	2.843%	1/23/28	$750,000	$735,813	(a)(c)
TCI-Flatiron CLO Ltd., 2016-1A AR (3 mo. USD LIBOR + 1.220%)	2.355%	7/17/28	1,000,000	987,805	(a)(c)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	2.961%	10/13/29	1,000,000	945,455	(a)(c)
Tralee CLO III Ltd., 2014-3A AR (3 mo. USD LIBOR + 1.030%)	2.165%	10/20/27	913,192	905,357	(a)(c)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	2.835%	10/20/28	530,000	515,315	(a)(c)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	2.291%	10/25/32	1,070,000	1,070,000	(a)(c)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	2.109%	4/15/29	1,000,000	979,151	(a)(c)
Voya CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.900%)	2.035%	1/18/29	500,000	491,722	(a)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	2.929%	6/7/30	500,000	488,711	(a)(c)
Whitehorse XII Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	2.469%	10/15/31	570,000	539,689	(a)(c)
ZAIS CLO 2 Ltd., 2014-2A A1BR	2.920%	7/25/26	173,586	173,586	(a)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	2.749%	10/15/28	495,828	489,863	(a)(c)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	2.709%	7/15/32	1,750,000	1,691,956	(a)(c)
Total Asset-Backed Securities (Cost — $63,952,048)				62,789,034
Sovereign Bonds — 5.3%
Brazil — 0.1%
Brazilian Government International Bond, Senior Notes	4.875%	1/22/21	480,000	491,134
Canada — 0.1%
Province of Quebec Canada, Senior Notes	2.625%	2/13/23	1,400,000	1,477,951
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,210,000	1,285,105
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	560,000	618,733

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Colombia — continued
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	$920,000	$1,115,771
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	2,200,000	2,598,277
Total Colombia				5,617,886
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	660,000	680,444	(a)
Indonesia — 0.4%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	479,000	540,521	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	200,000	215,849	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	200,000	242,658	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	2,730,000	3,312,287	(l)
Total Indonesia				4,311,315
Kazakhstan — 0.2%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,270,000	1,593,502	(a)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	2,170,000	2,398,957	(a)
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	3,020,000	3,204,507
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,340,000	1,404,923
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	2,640,000	2,767,525
Total Mexico				7,376,955
Panama — 0.4%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	930,000	1,297,866
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,240,000	1,473,188
Panama Government International Bond, Senior Notes	4.300%	4/29/53	1,630,000	1,890,817
Total Panama				4,661,871

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	45

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	$1,350,000	$2,045,999
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	770,000	1,200,272
Total Peru				3,246,271
Poland — 0.3%
Republic of Poland Government International Bond, Senior Notes	5.125%	4/21/21	1,380,000	1,435,552
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	1,870,000	2,064,012
Total Poland				3,499,564
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	1,390,000	1,483,818	(l)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	200,000	213,440	(l)
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	1,030,000	1,163,926	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	2,110,000	2,660,421	(a)
Total Qatar				5,521,605
Russia — 0.6%
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	800,000	886,192	(a)
Russian Foreign Bond — Eurobond, Senior Notes	7.500%	3/31/30	167,855	194,593	(l)
Russian Foreign Bond — Eurobond, Senior Notes	7.500%	3/31/30	53,100	61,558	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,200,000	3,013,351	(l)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	1,400,000	2,001,910	(l)
Total Russia				6,157,604
Saudi Arabia — 0.0%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	290,000	298,452	(a)

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	$2,100,000	$2,156,700	(a)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	3,280,000	3,353,472	(a)
Total United Arab Emirates				5,510,172
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	2,200,000	2,514,215
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	1,240,000	1,524,338
Total Uruguay				4,038,553
Total Sovereign Bonds (Cost — $50,876,507)				56,882,236
U.S. Treasury Inflation Protected Securities — 3.9%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	3,311,455	4,439,218	(m)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,238,616	1,485,095
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,875,884	3,660,243	(m)
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	2,909,854	3,772,082
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	13,191,145	17,290,792	(n)
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	8,543,785	9,350,688
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/27	1,920,409	2,049,733
Total U.S. Treasury Inflation Protected Securities (Cost — $35,451,957)				42,047,851

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 2-Year Notes Futures, Put @ $109.00	7/24/20	836	1,672,000	13,063
U.S. Treasury 5-Year Notes Futures, Put @ $125.25	6/26/20	61	61,000	7,625
U.S. Treasury 10-Year Notes Futures, Call @ $139.00	6/26/20	174	174,000	106,031
U.S. Treasury 10-Year Notes Futures, Call @ $138.50	7/24/20	3	3,000	3,328
U.S. Treasury 10-Year Notes Futures, Call @ $139.00	7/24/20	112	112,000	94,500
U.S. Treasury 10-Year Notes Futures, Put @ $138.50	6/26/20	86	86,000	29,563
U.S. Treasury 10-Year Notes Futures, Put @ $139.00	6/26/20	86	86,000	47,031

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	47

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Security		Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Call @ $177.00		7/24/20	29	$29,000	$96,516
U.S. Treasury Long-Term Bonds Futures, Call @ $178.00		7/24/20	43	43,000	119,594
Total Exchange-Traded Purchased Options (Cost — $552,756)					517,251

	Counterparty
OTC Purchased Options — 0.0%
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	880,000	880,000	386
Interest rate swaption, Put @ 188.00bps	Morgan Stanley & Co. Inc.	7/30/20	2,640,000	2,640,000	1,159
Interest rate swaption, Put @ 192.00bps	Morgan Stanley & Co. Inc.	7/30/20	2,810,000	2,810,000	1,048
Interest rate swaption, Put @ 191.00bps	Morgan Stanley & Co. Inc.	8/19/20	3,980,000	3,980,000	3,565
Total OTC Purchased Options (Cost — $242,883)					6,158
Total Purchased Options (Cost — $795,639)					523,409
Total Investments — 97.2% (Cost — $983,835,349)					1,045,899,424
Other Assets in Excess of Liabilities — 2.8%					29,786,619
Total Net Assets — 100.0%					$1,075,686,043

See Notes to Financial Statements.

48	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of May 31, 2020.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of May 31, 2020.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2020, the Fund held TBA securities with a total cost of $5,230,289.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(m)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

bps	— basis point spread (100 basis points = 1.00%)

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CTFS	— Certificates

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	49

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call		6/26/20	$125.75		43	$43,000	$(9,406)
U.S. Treasury 5-Year Notes Futures, Call		6/26/20	126.50		174	174,000	(10,875)
U.S. Treasury 10-Year Notes Futures, Call		6/26/20	139.50		173	173,000	(67,578)
U.S. Treasury 10-Year Notes Futures, Put		6/26/20	137.50		62	62,000	(7,750)
U.S. Treasury 10-Year Notes Futures, Put		6/26/20	138.00		47	47,000	(9,547)
U.S. Treasury Long-Term Bonds Futures, Call		6/26/20	187.00		23	23,000	(5,391)
U.S. Treasury Long-Term Bonds Futures, Put		6/26/20	174.00		31	31,000	(15,016)
U.S. Treasury Long-Term Bonds Futures, Put		6/26/20	175.00		33	33,000	(22,172)
Total Exchange-Traded Written Options (Premiums received — $228,744)							$(147,735)
OTC Written Options

	Counterparty
Credit default swaption to sell protection on Markit CDX.NA.IG.34 Index, Put	Bank of America N.A.	6/17/20	140.00	bps	21,220,000	$21,220,000	$(2,789)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	6/5/20	62.00	bps	21,460,000	21,460,000	0	(a)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	6/5/20	73.00	bps	21,460,000	21,460,000	0	(a)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	4,840,000	4,840,000	(6)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	155.00	bps	14,530,000	14,530,000	(19)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	7/30/20	160.00	bps	14,070,000	14,070,000	(14)
Interest rate swaption, Put	Morgan Stanley & Co. Inc.	8/19/20	160.00	bps	19,880,000	19,880,000	(92)
Total OTC Written Options (Premiums received — $663,955)							$(2,920)
Total Written Options (Premiums received — $892,699)							$(150,655)

(a)	Value is less than $1.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,175	6/20	$291,672,330	$292,861,406	$1,189,076

See Notes to Financial Statements.

50	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 2-Year Notes	1,226	9/20	$270,704,407	$270,754,438	$50,031
U.S. Treasury 10-Year Notes	2,914	9/20	404,147,942	405,228,125	1,080,183
					2,319,290
Contracts to Sell:
90-Day Eurodollar	536	3/21	133,533,249	133,705,200	(171,951)
90-Day Eurodollar	160	6/21	39,469,252	39,922,000	(452,748)
90-Day Eurodollar	710	12/21	175,989,822	177,100,625	(1,110,803)
U.S. Treasury 5-Year Notes	96	9/20	12,035,834	12,060,000	(24,166)
U.S. Treasury Long-Term Bonds	919	9/20	163,077,499	163,926,625	(849,126)
U.S. Treasury Ultra 10-Year Notes	124	9/20	19,457,071	19,508,688	(51,617)
U.S. Treasury Ultra Long- Term Bonds	430	9/20	94,154,873	93,753,438	401,435
					(2,258,976)
Net unrealized appreciation on open futures contracts					$60,314

At May 31, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$47,255,000	3/23/22	3-Month LIBOR quarterly	0.600% semi-annually	$6,648	$264,848
33,197,000	8/31/24	Daily U.S. Federal Funds Intraday Effective Rate annually	0.125% annually	13,147	74,060
65,936,000	8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	39,446	159,865
27,530,000	3/23/25	3-Month LIBOR quarterly	0.700% semi-annually	(21,342)	474,975
77,865,000	6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	271,040	(5,511,132)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	51

Schedule of investments (cont’d)

May 31, 2020

Western Asset Intermediate Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$35,200,000	7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	$121,391	$(2,457,205)
	18,374,000	11/15/26	1.600% semi-annually	3-Month LIBOR quarterly	4,964	(1,365,075)
	7,022,000	11/15/26	1.650% semi-annually	3-Month LIBOR quarterly	(26,568)	(515,835)
	29,569,000	2/15/27	0.750% semi-annually	3-Month LIBOR quarterly	5,474	(560,762)
	33,394,000	2/15/27	0.300% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	102,302	(283,727)
	36,610,000	3/24/27	3-Month LIBOR quarterly	0.770% semi-annually	264,207	462,565
	31,515,000	11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	(43,853)	(6,655,308)
	3,992,000	3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	67,722	(28,476)
	2,034,000	3/18/50	0.792% semi-annually	3-Month LIBOR quarterly	—	80,199
	2,029,000	3/19/50	0.818% semi-annually	3-Month LIBOR quarterly	—	65,153
	6,868,000	5/26/50	1.000% semi-annually	3-Month LIBOR quarterly	—	(124,695)
Total	$458,390,000				$804,578	$(15,920,550)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION1
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.34 Index	$130,380,000	6/20/25	1.000% quarterly	$1,412,996	$(191,206)	$1,604,202

See Notes to Financial Statements.

52	Western Asset Intermediate Bond Fund 2020 Annual Report

Western Asset Intermediate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	53

Statement of assets and liabilities

May 31, 2020

Assets:
Investments, at value (Cost — $983,835,349)	$1,045,899,424
Cash	1,084,521
Receivable for securities sold	107,843,313
Deposits with brokers for centrally cleared swap contracts	8,071,044
Deposits with brokers for open futures contracts and exchange-traded options	7,808,399
Interest receivable	6,286,046
Receivable for Fund shares sold	100,460
Deposits with brokers for OTC derivatives	30,000
Prepaid expenses	70,617
Total Assets	1,177,193,824

Liabilities:
Payable for securities purchased	61,845,212
Payable for Fund shares repurchased	32,609,894
Payable to broker — net variation margin on centrally cleared swap contracts	4,881,557
Payable to broker — net variation margin on open futures contracts	1,175,722
Investment management fee payable	370,912
Distributions payable	339,364
Written options, at value (premiums received — $892,699)	150,655
Directors’ fees payable	6,046
Service and/or distribution fees payable	1,905
Accrued expenses	126,514
Total Liabilities	101,507,781
Total Net Assets	$1,075,686,043

Net Assets:
Par value (Note 7)	$94,364
Paid-in capital in excess of par value	1,033,607,532
Total distributable earnings (loss)	41,984,147
Total Net Assets	$1,075,686,043

See Notes to Financial Statements.

54	Western Asset Intermediate Bond Fund 2020 Annual Report

Net Assets:
Class A	$2,716,889
Class C	$1,318,370
Class R	$524,941
Class I	$620,478,013
Class IS	$450,647,830

Shares Outstanding:
Class A	238,648
Class C	115,517
Class R	46,039
Class I	54,448,346
Class IS	39,515,719

Net Asset Value:
Class A (and redemption price)	$11.38
Class C*	$11.41
Class R (and redemption price)	$11.40
Class I (and redemption price)	$11.40
Class IS (and redemption price)	$11.40
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	55

Statement of operations

For the Year Ended May 31, 2020

Investment Income:
Interest from unaffiliated investments	$31,315,463
Interest from affiliated investments	136,038
Less: Foreign taxes withheld	(14,188)
Total Investment Income	31,437,313

Expenses:
Investment management fee (Note 2)	4,182,201
Transfer agent fees (Note 5)	763,778
Registration fees	116,848
Fund accounting fees	81,275
Audit and tax fees	62,136
Legal fees	37,094
Shareholder reports	28,329
Directors’ fees	27,576
Service and/or distribution fees (Notes 2 and 5)	22,544
Custody fees	17,294
Fees recaptured by investment manager (Note 2)	16,135
Insurance	12,072
Commitment fees (Note 9)	7,021
Miscellaneous expenses	8,698
Total Expenses	5,383,001
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,749)
Net Expenses	5,376,252
Net Investment Income	26,061,061

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	19,300,082
Futures contracts	413,477
Written options	7,028,948
Swap contracts	(19,362,702)
Net Realized Gain	7,379,805
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	44,485,584
Futures contracts	(3,054,860)
Written options	1,928,609
Swap contracts	(7,415,708)
Change in Net Unrealized Appreciation (Depreciation)	35,943,625
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	43,323,430
Increase in Net Assets From Operations	$69,384,491

See Notes to Financial Statements.

56	Western Asset Intermediate Bond Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2020	2019

Operations:
Net investment income	$26,061,061	$25,106,678
Net realized gain (loss)	7,379,805	(7,254,797)
Change in net unrealized appreciation (depreciation)	35,943,625	32,432,615
Increase in Net Assets From Operations	69,384,491	50,284,496

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(31,884,556)	(25,687,319)
Decrease in Net Assets From Distributions to Shareholders	(31,884,556)	(25,687,319)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	307,694,961	291,323,302
Reinvestment of distributions	26,298,164	20,820,751
Cost of shares repurchased	(280,749,930)	(125,264,979)
Increase in Net Assets From Fund Share Transactions	53,243,195	186,879,074
Increase in Net Assets	90,743,130	211,476,251

Net Assets:
Beginning of year	984,942,913	773,466,662
End of year	$1,075,686,043	$984,942,913

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	57

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.98	$10.70	$10.94	$11.09	$11.17

Income (loss) from operations:
Net investment income	0.24	0.28	0.22	0.22	0.23
Net realized and unrealized gain (loss)	0.46	0.28	(0.25)	0.06	0.01
Total income (loss) from operations	0.70	0.56	(0.03)	0.28	0.24

Less distributions from:
Net investment income	(0.24)	(0.28)	(0.21)	(0.21)	(0.23)
Net realized gains	(0.06)	—	—	(0.22)	(0.09)
Total distributions	(0.30)	(0.28)	(0.21)	(0.43)	(0.32)

Net asset value, end of year	$11.38	$10.98	$10.70	$10.94	$11.09
Total return[2]	6.47%	5.32%	(0.28)%	2.60%	2.18%

Net assets, end of year (000s)	$2,717	$4,530	$3,506	$6,374	$2,125

Ratios to average net assets:
Gross expenses	0.90%	0.85%	0.87%	0.85%[3]	0.83%[3]
Net expenses[4]	0.90 [5]	0.85	0.87	0.85 [3]	0.82 [3,5]
Net investment income	2.13	2.57	2.02	2.00	2.05

Portfolio turnover rate[6]	100%	94%	84%	55%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 133%, 154%, 60% and 106% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

58	Western Asset Intermediate Bond Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.01	$10.73	$10.96	$11.11	$11.19

Income (loss) from operations:
Net investment income	0.16	0.20	0.16	0.14	0.14
Net realized and unrealized gain (loss)	0.47	0.28	(0.23)	0.06	0.01
Total income (loss) from operations	0.63	0.48	(0.07)	0.20	0.15

Less distributions from:
Net investment income	(0.17)	(0.20)	(0.16)	(0.13)	(0.14)
Net realized gains	(0.06)	—	—	(0.22)	(0.09)
Total distributions	(0.23)	(0.20)	(0.16)	(0.35)	(0.23)

Net asset value, end of year	$11.41	$11.01	$10.73	$10.96	$11.11
Total return[2]	5.76%	4.57%	(0.69)%	1.84%	1.35%

Net assets, end of year (000s)	$1,318	$645	$497	$751	$602

Ratios to average net assets:
Gross expenses	1.56%	1.57%	1.58%	1.59%[3]	1.65%[3]
Net expenses[4]	1.56 [5]	1.57	1.58 [5]	1.59 [3]	1.64 [3,5]
Net investment income	1.42	1.86	1.42	1.25	1.24

Portfolio turnover rate[6]	100%	94%	84%	55%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 133%, 154%, 60% and 106% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.00	$10.72	$10.94	$11.09	$11.18

Income (loss) from operations:
Net investment income	0.20	0.24	0.20	0.19	0.19
Net realized and unrealized gain (loss)	0.48	0.29	(0.22)	0.06	0.00 [2]
Total income (loss) from operations	0.68	0.53	(0.02)	0.25	0.19

Less distributions from:
Net investment income	(0.22)	(0.25)	(0.20)	(0.18)	(0.19)
Net realized gains	(0.06)	—	—	(0.22)	(0.09)
Total distributions	(0.28)	(0.25)	(0.20)	(0.40)	(0.28)

Net asset value, end of year	$11.40	$11.00	$10.72	$10.94	$11.09
Total return[3]	6.18%	5.03%	(0.18)%	2.29%	1.84%

Net assets, end of year (000s)	$525	$276	$147	$208	$185

Ratios to average net assets:
Gross expenses[4]	1.57%	1.34%	1.23%	1.26%	1.36%
Net expenses[4,5,6]	1.15	1.15	1.15	1.15	1.15
Net investment income	1.84	2.29	1.85	1.69	1.72

Portfolio turnover rate[7]	100%	94%	84%	55%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 133%, 154%, 60% and 106% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

60	Western Asset Intermediate Bond Fund 2020 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.99	$10.71	$10.94	$11.09	$11.17

Income (loss) from operations:
Net investment income	0.27	0.31	0.27	0.26	0.26
Net realized and unrealized gain (loss)	0.48	0.29	(0.23)	0.06	0.01
Total income from operations	0.75	0.60	0.04	0.32	0.27

Less distributions from:
Net investment income	(0.28)	(0.32)	(0.27)	(0.25)	(0.26)
Net realized gains	(0.06)	—	—	(0.22)	(0.09)
Total distributions	(0.34)	(0.32)	(0.27)	(0.47)	(0.35)

Net asset value, end of year	$11.40	$10.99	$10.71	$10.94	$11.09
Total return[2]	6.91%	5.67%	0.36%	2.95%	2.49%

Net assets, end of year (millions)	$620	$614	$432	$306	$285

Ratios to average net assets:
Gross expenses	0.55%	0.54%	0.52%	0.50%	0.52%
Net expenses[3]	0.55 [4]	0.54	0.52	0.50	0.51 [4]
Net investment income	2.46	2.90	2.52	2.34	2.36

Portfolio turnover rate[5]	100%	94%	84%	55%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 133%, 154%, 60% and 106% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

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Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.00	$10.72	$10.95	$11.10	$11.17

Income (loss) from operations:
Net investment income	0.29	0.32	0.28	0.26	0.26
Net realized and unrealized gain (loss)	0.46	0.28	(0.23)	0.06	0.03
Total income from operations	0.75	0.60	0.05	0.32	0.29

Less distributions from:
Net investment income	(0.29)	(0.32)	(0.28)	(0.25)	(0.27)
Net realized gains	(0.06)	—	—	(0.22)	(0.09)
Total distributions	(0.35)	(0.32)	(0.28)	(0.47)	(0.36)

Net asset value, end of year	$11.40	$11.00	$10.72	$10.95	$11.10
Total return[2]	6.93%	5.76%	0.43%	3.01%	2.65%

Net assets, end of year (millions)	$451	$366	$337	$308	$221

Ratios to average net assets:
Gross expenses[3]	0.44%	0.45%	0.45%	0.45%	0.46%
Net expenses[3,4,5]	0.44	0.45	0.45	0.45	0.45
Net investment income	2.56	2.98	2.58	2.39	2.39

Portfolio turnover rate[6]	100%	94%	84%	55%	106%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123%, 133%, 154%, 60% and 106% for the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

62	Western Asset Intermediate Bond Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

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Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

64	Western Asset Intermediate Bond Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$462,334,277	$0	*	$462,334,277
U.S. Government & Agency Obligations	—	270,445,896	—		270,445,896
Mortgage-Backed Securities	—	75,976,831	—		75,976,831
Collateralized Mortgage Obligations	—	74,694,296	205,594		74,899,890
Asset-Backed Securities	—	62,789,034	—		62,789,034
Sovereign Bonds	—	56,882,236	—		56,882,236
U.S. Treasury Inflation Protected Securities	—	42,047,851	—		42,047,851
Purchased Options:
Exchange-Traded Purchased Options	$517,251	—	—		517,251
OTC Purchased Options	—	6,158	—		6,158
Total Investments	$517,251	$1,045,176,579	$205,594		$1,045,899,424
Other Financial Instruments:
Futures Contracts	$2,720,725	—	—		$2,720,725
Centrally Cleared Interest Rate Swaps	—	$1,581,665	—		1,581,665
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	1,604,202	—		1,604,202
Total Other Financial Instruments	$2,720,725	$3,185,867	—		$5,906,592
Total	$3,237,976	$1,048,362,446	$205,594		$1,051,806,016

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$147,735	—	—	$147,735
OTC Written Options	—	$2,920	—	2,920
Futures Contracts	2,660,411	—	—	2,660,411
Centrally Cleared Interest Rate Swaps	—	17,502,215	—	17,502,215
Total	$2,808,146	$17,505,135	—	$20,313,281

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

66	Western Asset Intermediate Bond Fund 2020 Annual Report

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets

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Notes to financial statements (cont’d)

and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2020, the total notional value of all credit default swaps to sell protection was $130,380,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

68	Western Asset Intermediate Bond Fund 2020 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

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Notes to financial statements (cont’d)

Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

70	Western Asset Intermediate Bond Fund 2020 Annual Report

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Intermediate Bond Fund 2020 Annual Report	71

Notes to financial statements (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

72	Western Asset Intermediate Bond Fund 2020 Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2020, the Fund held OTC written options with credit related contingent features which had a liability position of $2,920. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $30,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Intermediate Bond Fund 2020 Annual Report	73

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $6,749, which included an affiliated money market fund waiver of $3,191.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the

74	Western Asset Intermediate Bond Fund 2020 Annual Report

class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires May 31, 2021	$369
Expires May 31, 2022	1,806
Total fee waivers/expense reimbursements subject to recapture	$2,175

For the year ended May 31, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class R	Class IS
LMPFA recaptured	$4	$16,131

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$155	—
CDSCs	—	$547

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

Western Asset Intermediate Bond Fund 2020 Annual Report	75

Notes to financial statements (cont’d)

3. Investments

During the year ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$143,470,583	$1,171,971,117
Sales	110,271,518	1,216,677,950

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$984,014,246	$77,673,732	$(15,788,554)	$61,885,178
Swap contracts	613,372	3,185,867	(17,502,215)	(14,316,348)
Written options	(892,699)	749,312	(7,268)	742,044
Futures contracts	—	2,720,725	(2,660,411)	60,314

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$523,409	—	$523,409
Futures contracts[3]	2,720,725	—	2,720,725
Centrally cleared swap contracts[4]	1,581,665	$1,604,202	3,185,867
Total	$4,825,799	$1,604,202	$6,430,001

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$147,866	$2,789	$150,655
Futures contracts[3]	2,660,411	—	2,660,411
Centrally cleared swap contracts[4]	17,502,215	—	17,502,215
Total	$20,310,492	$2,789	$20,313,281

76	Western Asset Intermediate Bond Fund 2020 Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(5,268,279)	$(26,500)	$(5,294,779)
Written options	7,001,388	27,560	7,028,948
Futures contracts	413,477	—	413,477
Swap contracts	(19,822,394)	459,692	(19,362,702)
Total	$(17,675,808)	$460,752	$(17,215,056)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(594,171)	—	$(594,171)
Written options	1,751,028	$177,581	1,928,609
Futures contracts	(3,054,860)	—	(3,054,860)
Swap contracts	(9,088,375)	1,672,667	(7,415,708)
Total	$(10,986,378)	$1,850,248	$(9,136,130)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

Western Asset Intermediate Bond Fund 2020 Annual Report	77

Notes to financial statements (cont’d)

During the year ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$748,530
Written options	1,944,694
Futures contracts (to buy)	937,958,162
Futures contracts (to sell)	424,327,814

Average Notional Balance
Interest rate swap contracts	$342,157,077
Credit default swap contracts (to sell protection)	47,975,769

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Bank of America N.A.	—	$(2,789)	$(2,789)	$2,789	—
Morgan Stanley & Co. Inc.	$6,158	(131)	6,027	131	$6,158
Total	$6,158	$(2,920)	$3,238	$2,920	$6,158

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

78	Western Asset Intermediate Bond Fund 2020 Annual Report

For the year ended May 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$9,607	$8,214
Class C	10,787	1,273
Class R	2,150	2,708
Class I	—	748,046
Class IS	—	3,537
Total	$22,544	$763,778

For the year ended May 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$16
Class C	6
Class R	1,808
Class I	3,099
Class IS	1,820
Total	$6,749

6. Distributions to shareholders by class

	Year Ended May 31, 2020	Year Ended May 31, 2019
Net Investment Income:
Class A	$84,482	$103,568
Class C	15,985	10,296
Class R	8,163	4,544
Class I	16,765,160	14,922,515
Class IS	9,727,093	10,646,396
Total	$26,600,883	$25,687,319

Net Realized Gains:
Class A	$19,224	—
Class C	5,908	—
Class R	2,038	—
Class I	3,435,191	—
Class IS	1,821,312	—
Total	$5,283,673	—

Western Asset Intermediate Bond Fund 2020 Annual Report	79

Notes to financial statements (cont’d)

7. Capital shares

At May 31, 2020, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	219,945	$2,451,108	130,412	$1,393,949
Shares issued on reinvestment	6,066	67,712	7,629	81,931
Shares repurchased	(399,804)	(4,443,302)	(53,116)	(568,031)
Net increase (decrease)	(173,793)	$(1,924,482)	84,925	$907,849

Class C
Shares sold	68,988	$773,264	25,617	$272,778
Shares issued on reinvestment	1,860	20,807	901	9,711
Shares repurchased	(13,959)	(151,295)	(14,198)	(151,874)
Net increase	56,889	$642,776	12,320	$130,615

Class R
Shares sold	23,054	$256,650	12,899	$139,305
Shares issued on reinvestment	842	9,416	364	3,916
Shares repurchased	(2,951)	(33,204)	(1,867)	(19,795)
Net increase	20,945	$232,862	11,396	$123,426

Class I
Shares sold	17,135,911	$191,094,720	24,508,430	$262,731,901
Shares issued on reinvestment	1,346,714	15,057,075	943,922	10,149,267
Shares repurchased	(19,860,930)	(218,867,489)	(9,943,360)	(106,462,914)
Net increase (decrease)	(1,378,305)	$(12,715,694)	15,508,992	$166,418,254

Class IS
Shares sold	10,393,637	$113,119,219	2,500,388	$26,785,369
Shares issued on reinvestment	995,744	11,143,154	984,078	10,575,926
Shares repurchased	(5,147,715)	(57,254,640)	(1,680,721)	(18,062,365)
Net increase	6,241,666	$67,007,733	1,803,745	$19,298,930

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s

80	Western Asset Intermediate Bond Fund 2020 Annual Report

relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2020. The following transactions were effected in shares of such companies for the year ended May 31, 2020.

	Affiliate Value at May 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$814,634	$173,388,348	173,388,348	$174,202,982	174,202,982
Western Asset Premier Institutional Government Reserves, Premium Shares	—	191,268,167	191,268,167	191,268,167	191,268,167
	$814,634	$364,656,515		$365,471,149

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2020
Western Asset Government Cash Management Portfolio, LLC	—	$103,723	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	32,315	—	—
	—	$136,038	—	—

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended May 31, 2020, the Fund incurred a commitment fee in the amount of $7,021. The Fund did not utilize the Redemption Facility during the year ended May 31, 2020.

Western Asset Intermediate Bond Fund 2020 Annual Report	81

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$31,884,556	$25,687,319

As of May 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$12,609,470
Undistributed long-term capital gains — net	17,638,501
Total undistributed earnings	$30,247,971
Other book/tax temporary differences(a)	(36,635,012)
Unrealized appreciation (depreciation)(b)	48,371,188
Total distributable earnings (loss) — net	$41,984,147

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the cost basis of partnership investments.

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that have been presented to the shareholders of the Fund for their approval.

***

82	Western Asset Intermediate Bond Fund 2020 Annual Report

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Intermediate Bond Fund 2020 Annual Report	83

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

84	Western Asset Intermediate Bond Fund 2020 Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and, together with Western Asset, the “Subadvisers”, and, collectively with the Manager, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with the Manager (the “Current Management Agreement”) and the current Sub-advisory Agreements between the Manager and each of the Subadvisers (the “Current Sub-advisory Agreements” and, collectively, the “Current Agreements”).

Therefore, at a meeting of the Board of Directors of Western Asset Funds, Inc. (the “Corporation”) held on April 14, 20201, the Board, including the Directors who are not considered to be “interested persons” of the Corporation (the “Independent Directors”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Corporation and the Manager with respect to the Fund, a series of the Corporation, and the new sub-advisory agreements (the “New Sub-Advisory Agreements”, collectively, the “New Agreements”) between the Manager and the Subadvisers, each an affiliate of the Manager, with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Directors have also approved an interim investment management agreement between the Manager and the Fund (the “Interim Management Agreement”) and interim sub-advisory agreements between the Manager and the Subadvisers (the “Interim Sub-advisory Agreements” and, collectively, the “Interim

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Directors participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Directors, including a majority of the Independent Directors, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Agreements”) that will take effect upon the closing of the Transaction to enable the Manager and Subadvisers to serve as investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

On March 9, 2020, during a telephonic meeting, the Directors discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Directors met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Directors met separately, with the assistance of their independent legal counsel to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Directors considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Directors in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the April 14, 2020 meeting, the Directors sought additional information as they deemed necessary and appropriate. In connection with the Directors’ consideration of the New Agreements, the Independent Directors worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Directors requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Directors submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Directors reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Directors.

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At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of each Adviser) and Franklin Templeton made presentations to, and responded to questions from, the Directors. After the presentations and after reviewing the written materials provided, the Independent Directors met in executive session with their counsel to consider the New Agreements.

The Directors’ evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Directors considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Directors that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Directors that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Directors regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Directors that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Directors before making any changes;

(vii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

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(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

(x)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Directors approve the New Agreements;

(xiv)

that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Directors in the exercise of their business judgment during those years, and that within the past year the Directors had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Directors’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund represented reasonable compensation to the Advisers in light of the services provided, the costs to the applicable Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Directors considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Current Agreements were considered and approved in November 2019;

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(xvi)

that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvii)

that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Directors that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Directors considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the New Sub-Advisory Agreement between the Manager and WAML with respect to the Fund in addition to the information provided by Franklin Templeton in connection with their evaluation of the New Agreements. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because the Manager pays the Subadvisers for services provided to the Fund out of the management fee the Manager receives from the Fund. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The information provided and presentations made to the Directors encompassed the Fund and all other funds for which the Directors have responsibility. The discussion below covers

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both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-Advisory Agreements.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements. The Independent Directors also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Directors considered the New Management Agreement and the New Sub-Advisory Agreements separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

The Directors received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Directors considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Directors have received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Directors’ evaluation of the services provided by the Manager and the Subadvisers took into account the Directors’ knowledge gained as Directors of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and shareholder support services. In addition, the Directors reviewed the quality of the Manager’s and the Subadvisers’ services with respect to compliance with the investment policies of the Fund and conditions that might affect the Manager’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the New Agreements, including its business reputation, financial condition and operational stability. The Directors observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and

90	Western Asset Intermediate Bond Fund

monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Directors also noted that on a regular basis they received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in their evaluation of the New Agreements. The Directors also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadvisers’ risk management processes.

The Directors considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Directors also reviewed the qualifications, backgrounds, and responsibilities of the Manager’s and the Subadvisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Directors considered the experience of each Adviser’s personnel in providing the types of services that the Adviser is responsible for providing to the Fund; the ability of each Adviser to attract and retain capable personnel; the investment philosophy and research and decision-making processes of the Subadvisers; the capability and integrity of each Adviser’s senior management and staff; and the level of skill required to provide the applicable services to the Fund. The Directors also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Directors considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. The Directors also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Directors considered management’s periodic reports to the Directors on, among other things, its business plans and any organizational changes. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that the Manager and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Directors were provided with a description of the

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methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Directors found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Directors also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Directors considered the Fund’s performance in light of overall financial market conditions.

The Directors noted that the performance of the Fund exceeded the peer group’s average for the five-year period, but was lower than the peer group’s average for the one-, three-, and ten-year periods. The Directors considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and peer group.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadvisers to provide those services, and the Directors concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

The Directors considered that they had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Directors considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Directors also considered the management fee payable by the Fund to the Manager, the total expenses payable by the Fund and the fact that the Manager pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by one or more of the Subadvisers. The Directors observed that the management fee paid by the Fund to the Manager was higher than the average of the combined advisory and administration fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

92	Western Asset Intermediate Bond Fund

In evaluating the costs of the services to be provided by the Manager and Subadvisers under the New Agreements, the Directors considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Directors determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Directors determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

The Directors received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Directors also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Directors received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Directors not excessive in light of the nature, extent and quality of the services provided to the Fund. The Directors noted that Western Asset does not have soft dollar arrangements.

The Directors considered, in light of the profitability information provided by the Manager and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

The Directors noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Directors noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

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Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Directors further evaluated the benefits of the advisory relationship to the Manager and the Subadvisers, including, among others, the profitability of the relationship to the Manager and the Subadvisers, the direct and indirect benefits that the Manager and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between the Manager, the Subadvisers and certain service providers for the Fund. The Directors considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Directors considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadvisers under the New Agreements, the Directors considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment that they were generally satisfied with the quality of services being provided by the Manager and the Subadvisers, but they would continue to closely monitor the performance of the Manager and the Subadvisers. After consideration of all the factors and information, and in the exercise of their business judgment, the Directors, including the Independent Directors, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

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Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

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Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

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Independent Directors†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

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Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	56
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Director[3]	148
Other Directorships held by Director during the past five years	None

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Additional Officers

Ted P. Becker

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Intermediate Bond Fund	99

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

100	Western Asset Intermediate Bond Fund

Additional Officers (cont’d)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Director.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Intermediate Bond Fund	101

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2020:

Record Date:	Daily	12/5/2019	Daily
Payable Date:	June 2019 through December 2019	12/6/2019	January 2020 through May 2020
Interest from Federal Obligations	18.06%	18.06%	12.47%
Qualified Short-Term Capital Gain Dividend	—	$0.05615	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date:	Daily	12/5/2019	Daily
Payable Date:	June 2019 through December 2019	12/6/2019	January 2020 through May 2020
Interest-related Dividends	60.00%	60.00%	45.00%

102	Western Asset Intermediate Bond Fund

Western Asset

Intermediate Bond Fund

Directors*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Director.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/20 SR20-3928

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2019 and May 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $228,275 in May 31, 2019 and in $173,112 in May 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in May 31, 2019 and $0 in May 31, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2019 and $0 in May 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2019 and $0 in May 31, 2020, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2019 and May 31, 2020; Tax Fees were 100% and 100% for May 31, 2019 and May 31, 2020; and Other Fees were 100% and 100% for May 31, 2019 and May 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $678,000 in May 31, 2019 and $457,301 in May 31, 2020.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*

Jane F. Dasher*

Anita L. DeFrantz*

Susan B. Kerley*

Michael Larson**

Ronald L. Olson*

Avedick B. Poladian*

William E.B. Siart*

Jaynie M. Studenmund*

Peter J. Taylor*

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Director.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 23, 2020